UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): October 17, 2007

THE ENLIGHTENED GOURMET, INC.

(Exact name of registrant as specified in charter)

Nevada	000-51597	32-0121206
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

236 Centerbrook

Hamden, CT  06518

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 230-9930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

Item 2.03

Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

October 17 Financing

On October 17, 2007, to obtain funding for working capital, The Enlightened Gourmet, Inc. (the “Company”) entered into a note and stock purchase agreement  (the “ October 17 Agreement”) with accredited investors (the “October 17 Investors”)  for the sale of $100,000 12% Promissory Notes (the “October 17 Notes”).  The Company also issued the October 17 Investors at closing four shares of common stock for each $1 in October 17 Notes purchased for a total aggregate amount of 400,000 shares.

The October 17 Notes bear interest at 12% and mature twelve months from the date of issuance.  The Company may, at its option, prepay all or any portion of the principal amount of the October 17 Notes then outstanding, and any accrued interest therein, at anytime prior to maturity upon not less than 15 days’ written notice to the October 17 Investors.

The full principal amount of the October 17 Notes is due upon default under the terms of October 17 Notes.  The October 17 Notes are secured by all of the assets of the Company.  This security interest is subordinate to the those prior investors who purchased $1,500,000 in convertible promissory notes in or around October 2006 through January 2007 (“Convertible Notes”) and any prior bridge investors that invested in any financing which took place prior to the date of the October 17 Notes.

As of the date hereof, the Company is obligated on $100,000 face amount of October 17 Notes issued to the October 17 Investors.  The October 17 Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

Charles Morgan Securities, Inc., a registered broker-dealer ("CMS"), acted as placement agent for the sale of the Company’s securities.  In connection with the closing, the Company paid the placement agent a cash fee equal to 10% of the gross proceeds, together with non-accountable expenses in the amount of 3% of the proceeds, in cash.  In addition, the Company issued the placement agent 483,333 shares of the Company’s common stock.

The securities were offered and sold to the October 17 Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder.  The October 17 Investor is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.  The shares issued to CMS were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

October 24 Financing

On October 24, 2007, to obtain funding for working capital, the Company entered into a note and stock purchase agreement  (the “October 24 Agreement”) with accredited investors (the “October 24 Investors”)  for the sale of $100,000 12% Promissory Notes (the “October 24 Notes”).  The Company also issued the October 24 Investors at closing four shares of common stock for each $1 in October 24 Notes purchased for a total aggregate amount of 400,000 shares.

The October 24 Notes bear interest at 12% and mature twelve months from the date of issuance.  The Company may, at its option, prepay all or any portion of the principal amount of the October 24 Notes then outstanding, and any accrued interest therein, at anytime prior to maturity upon not less than 15 days’ written notice to the October 24 Investors.

The full principal amount of the October 24 Notes is due upon default under the terms of October 24 Notes. The October 24 Notes are secured by all of the assets of the Company.  This security interest is subordinate to the those prior investors who purchased the Convertible Notes and any prior bridge investors that invested in any financing which took place prior to the date of the October 24 Notes.

As of the date hereof, the Company is obligated on $100,000 face amount of October 24 Notes issued to the October 24 Investors.  The October 24 Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

CMS acted as placement agent for the sale of the Company’s securities. In connection with the closing, the Company paid the placement agent a cash fee equal to 10% of the gross proceeds, together with non-accountable expenses in the amount of 3% of the proceeds, in cash.  In addition, the Company issued the placement agent 483,333 shares of the Company’s common stock.

The securities were offered and sold to the October 24 Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder.  The October 24 Investor is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.  The shares issued to CMS were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

October 31 Financing

On October 31, 2007, to obtain funding for working capital, the Company entered into a note and stock purchase agreement  (the “October 31 Agreement”) with accredited investors (the “October 31 Investors”)  for the sale of $100,000 12% Promissory Notes (the “October 31 Notes”).  The Company also issued the October 31 Investors at closing four shares of common stock for each $1 in October 31 Notes purchased  for a total aggregate amount of 400,000 shares.

The October 31 Notes bear interest at 12% and mature twelve months from the date of issuance.  The Company may, at its option, prepay all or any portion of the principal amount of the October 31 Notes then outstanding, and any accrued interest therein, at anytime prior to maturity upon not less than 15 days’ written notice to the October 31 Investors.

The full principal amount of the October 31 Notes is due upon default under the terms of October 31 Notes.  The October 31 Notes are secured by all of the assets of the Company.  This security interest  is subordinate to the Convertible Notes those prior investors who purchased the Convertible Notes and any prior bridge investors that invested in any financing which took place prior to the date of the October 31 Notes.

As of the date hereof, the Company is obligated on $100,000 face amount of October 31 Notes issued to the October 31 Investors.  The October 31 Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

CMS acted as placement agent for the sale of the Company’s securities.  In connection with the closing, the Company paid the placement agent a cash fee equal to 10% of the gross proceeds, together with non-accountable expenses in the amount of 3% of the proceeds, in cash.  In addition, the Company issued the placement agent 483,334 shares of the Company’s common stock.

The securities were offered and sold to the October 31 Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder.  The October 31 Investor is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.  The shares issued to CMS were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

November 21 Financing

On November 21, 2007, to obtain funding for working capital, the Company entered into a note and stock purchase agreement  (the “November 21 Agreement”) with accredited investors (the “November 21 Investors”)  for the sale of $150,000 12% Promissory Notes (the “November 21 Notes”).  The Company also issued the November 21 Investors at closing four shares of common stock for each $1 in November 21 Notes purchased for a total aggregate amount of 600,000 shares.

The November 21 Notes bear interest at 12% and mature twelve months from the date of issuance.  The Company may, at its option, prepay all or any portion of the principal amount of the Notes then outstanding, and any accrued interest therein, at anytime prior to maturity upon not less than 15 days’ written notice to the November 21 Investors.

The full principal amount of the November 21 Notes is due upon default under the terms of November 21 Notes.  The November 21 Notes are secured by all of the assets of the Company.  This security interest is subordinate to the those prior investors who purchased the Convertible Notes and any prior bridge investors that invested in any financing which took place prior to the date of the November 21 Notes.

As of the date hereof, the Company is obligated on $150,000 face amount of November 21 Notes issued to the November 21 Investors.  The November 21 Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

CMS acted as placement agent for the sale of the Company’s securities.  In connection with the closing, the Company paid the placement agent a cash fee equal to 10% of the gross proceeds, together with non-accountable expenses in the amount of 3% of the proceeds, in cash.  In addition, the Company issued the placement agent 725,000 shares of the Company’s common stock.

The securities were offered and sold to the November 21 Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder.  The November 21 Investor is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.  The shares issued to CMS were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

November 26 Financing

On November 26, 2007, to obtain funding for working capital, the Company entered into a note and stock purchase agreement  (the “November 21 Agreement”) with accredited investors (the “November 26 Investors”)  for the sale of $100,000 12% Promissory Notes (the “November 26 Notes”).  The Company also issued the November 26 Investors at closing four shares of common stock for each $1 in November 26 Notes purchased for a total aggregate amount of 400,000 shares.

The November 26 Notes bear interest at 12% and mature twelve months from the date of issuance.  The Company may, at its option, prepay all or any portion of the principal amount of the November 26 Notes then outstanding, and any accrued interest therein, at anytime prior to maturity upon not less than 15 days’ written notice to the November 26 Investors.

The full principal amount of the November 26 Notes is due upon default under the terms of November 26 Notes.  The November 26 Notes are secured by all of the assets of the Company.  This security interest is subordinate to the those prior investors who purchased the Convertible Notes and any prior bridge investors that invested in any financing which took place prior to the date of the November 26 Notes.

As of the date hereof, the Company is obligated on $100,000 face amount of November 26 Notes issued to the November 26 Investors.  The November 26 Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

CMS acted as placement agent for the sale of the Company’s securities.  In connection with the closing, the Company paid the placement agent a cash fee equal to 10% of the gross proceeds, together with non-accountable expenses in the amount of 3% of the proceeds, in cash.  In addition, the Company issued the placement agent 483,334 shares of the Company’s common stock.

The securities were offered and sold to the November 26 Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder.  The November 26 Investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.  The shares issued to CMS were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

December 11 Financing

On December 11, 2007, to obtain funding for working capital, the Company entered into a note and stock purchase agreement  (the “December 11 Agreement”) with accredited investors (the “December 11 Investors”)  for the sale of $150,000 12% Promissory Notes (the “December 11 Notes”).  The Company also issued the December 11 Investors at closing four shares of common stock for each $1 in December 11 Notes purchased for a total aggregate amount of 600,000 shares.

The December 11 Notes bear interest at 12% and mature twelve months from the date of issuance.  The Company may, at its option, prepay all or any portion of the principal amount of the December 11 Notes then outstanding, and any accrued interest therein, at anytime prior to maturity upon not less than 15 days’ written notice to the December 11 Investors.

The full principal amount of the December 11 Notes is due upon default under the terms of December 11 Notes.  The December 11 Notes are secured by all of the assets of the Company.  This security interest is subordinate to the those prior investors who purchased the Convertible Notes and any prior bridge investors that invested in any financing which took place prior to the date of the December 11 Notes.

As of the date hereof, the Company is obligated on $150,000 face amount of December 11 Notes issued to the December 11 Investors.  The December 11 Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

CMS acted as placement agent for the sale of the Company’s securities.  In connection with the closing, the Company paid the placement agent a cash fee equal to 10% of the gross proceeds, together with non-accountable expenses in the amount of 3% of the proceeds, in cash.  In addition, the Company issued the placement agent 725,000 shares of the Company’s common stock.

The securities were offered and sold to the December 11 Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. The December 11 Investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.  The shares issued to CMS were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

Item 3.02

Unregistered Sales of Equity Securities

October 17 Financing

See description set forth under Items 1.01 and 2.03 “October 17 Financing” above.

October 24 Financing

See description set forth under Items 1.01 and 2.03 “October 24 Financing” above.

October 31 Financing

See description set forth under Items 1.01 and 2.03 “October 31Financing” above.

November 21 Financing

See description set forth under Items 1.01 and 2.03 “November 21 Financing” above.

November 26 Financing

See description set forth under Items 1.01 and 2.03 “November 26 Financing” above.

December 11 Financing

See description set forth under Items 1.01 and 2.03 “December 11 Financing” above.

December 2007 and January 2008 Issuances

On December 17, 2007, the Company issued 14,200,000 shares of common stock upon conversion of $710,000 Convertible Notes.  The shares were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

On December 17, 2007, the Company issued 507,322 shares of common stock in lieu of cash for interest of $57,073.73 due on the Convertible Notes.  The shares were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

On December 26, 2007, the Company issued 4,000,000 shares of common stock upon conversion of $200,000 Convertible Notes.  The shares were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

On December 26, 2007, the Company issued 220,370 shares of common stock in lieu of cash for interest of $24,791.63 due on the Convertible Notes.  The shares were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

On December 31, 2007, the Company issued 4,200,000 shares of common stock to Dunes Ice Cream for consulting services to be rendered to the Company.  The shares were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

On December 31, 2007, pursuant to the terms of the Company’s Convertible Notes, the Company was obligated to file a registration statement with the Securities and Exchange Commission within 90 days of closing of such private placement.  Because the Company did not file such registration statement within this 90 day period, the Company was obligated to issue to the holders of such notes an aggregate amount of 21,874,977 shares of common stock of the Company.  The shares were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

On January 15, 2008, the Company issued 2,300,000 shares of common stock upon conversion of $115,000 Convertible Notes.  The shares were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

On January 15, 2008, the Company issued 125,998 shares of common stock in lieu of cash for interest of $13,949.59 due on the Convertible Notes.  The shares were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

On January 15, 2008, the Company issued 38,113 shares of common stock in lieu of cash for an additional 30 days interest of $4,287.71 due on the Convertible Notes.  The shares were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

On February 1, 2008, the Company issued 3,200,000 shares of common stock to Charles Morgan Securities, Inc. pursuant to the terms of an amendment to the investment advisory agreement entered into by the Company and Charles Morgan Securities on October 31, 2006.  The shares were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

As a result of these share issuances, as of February 8, 2008, there were 160,092,647 shares of common stock outstanding.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits.

Exhibit No.

Description

4.1

Form of 12% Promissory Note

99.1

Form of Note and Stock Purchase Agreement

99.2

Form of Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ENLIGHTENED GOURMET, INC.

Date: February 8, 2008

By: /s/ Alexander L. Bozzi, III

Name: Alexander L. Bozzi, III

Title: President